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						      File Number:  33-34801
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933



							       March 24, 2016

                    Pioneer Disciplined Value VCT Portfolio

             Supplement to the Prospectus and Summary Prospectus,
                            each dated May 1, 2015

The Trustees of Pioneer Variable Contracts Trust have authorized the liquidation of Pioneer Disciplined Value VCT Portfolio. It is anticipated that the Portfolio will be liquidated on or about May 20, 2016. The Portfolio will discontinue accepting requests to purchase shares of the Portfolio on or about April 28, 2016. Prior to the Portfolio's liquidation, all or a substantial portion of the Portfolio's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Portfolio may not be able to achieve its investment objective.

                                                                  29344-00-0516
                                       (C) 2016 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC